UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2025
 NPK International Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-02960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9320 Lakeside Boulevard,	Suite 100
The Woodlands,	Texas	77381
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (281) 362-6800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NPKI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
On May 15, 2025, the following proposals were submitted to the stockholders of NPK International Inc. (the “Company”) at the Company’s 2025 Annual Meeting of Stockholders (the “2025 ASM”).
1.The election of eight director nominees to our Board of Directors;
2.An advisory vote to approve our named executive officer compensation; and
3.The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2025.
The proposals are more fully described in the Company’s proxy statement for the 2025 ASM (the “Proxy Statement”). The following are the final vote results along with a brief description of each proposal.
Proposal 1: Election of Directors: The stockholders of the Company elected each of the following director nominees for a term that will continue until the 2026 Annual Meeting of Stockholders.

Director	For	Against	Abstain/Withheld	Broker Non-Votes
Joseph A. Cutillo	72,178,385	439,006	11,559	8,291,831
Matthew S. Lanigan	72,232,776	373,615	22,559	8,291,831
Roderick A. Larson	70,979,718	1,637,673	11,559	8,291,831
Michael A. Lewis	62,303,995	10,313,396	11,559	8,291,831
Claudia M. Meer	70,355,093	2,240,080	33,777	8,291,831
John C. Mingé	71,001,392	1,615,699	11,859	8,291,831
Rose M. Robeson	72,039,253	579,183	10,514	8,291,831
Donald W. Young	71,098,950	1,515,974	14,026	8,291,831
Proposal 2: An advisory vote on named executive officer compensation: The stockholders of the Company approved, on a non-binding advisory basis, the compensation of the named executive officers as described in the Company’s Proxy Statement.

For	Against	Abstain/Withheld	Broker Non-Votes
68,773,285	3,802,592	53,073	8,291,831
Proposal 3: Ratification of the appointment of independent registered public accounting firm: The stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2025.

For	Against	Abstain/Withheld	Broker Non-Votes
80,081,735	832,279	6,767	0

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NPK International Inc.
(Registrant)

Date:	May 15, 2025	By:	/s/ M. Celeste Frugé
M. Celeste Frugé
VP, General Counsel and Corporate Secretary